WILLIAM M. COBB & ASSOCIATES, INC.
Worldwide Petroleum Consultants

12770 Coit Road, Suite 907 Dallas, Texas	(972) 385-0354 Fax: (972) 788-5165 E-Mail: office@wmcobb.com

February 9, 2015

Mr. Tor Meling
Glori Energy, Inc.
4315 South Drive
Houston, TX 77053

Dear Mr. Meling:

As requested, William M. Cobb & Associates, Inc. (Cobb & Associates) has estimated the proved developed producing (PDP) reserves and future net income as of January 1, 2015, attributable to certain oil and gas properties owned by Glori Energy, Inc. (Glori). The properties are located in the Coke and Quitman fields in Wood County, Texas. This report was completed on February 9, 2015.

Table 1 summarizes our estimate of the PDP oil and gas reserves and their pre-federal income tax value undiscounted and discounted at ten percent. These estimates were prepared in accordance with the definitions and regulations of the U.S. Securities and Exchange Commission (SEC) and, with the exception of the exclusion of future income taxes, conform to the FASB Accounting Standards Certification Topic 932, Extraction Activities – Oil and Gas.

The values shown were determined utilizing constant oil and gas prices and operating expenses.

	Table 1
	Glori Energy, Inc. - Net Reserves and Value
	In Certain Properties in Coke and Quitman Fields as of
	January 1, 2015
	Net Reserves		Future Net Pre-Tax Income
Reserve Category	Oil (MBBL)	Gas (MMCF)	Undiscounted (M$)	Discounted at 10% (M$)

PDP	1,386.6	53.5	46,803	29,755

Oil volumes, which include condensate, are expressed in thousands of stock tank barrels (MBBL). A stock tank barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of standard cubic feet (MMCF) as determined at 60 degrees Fahrenheit and the legal pressure base for the specific location of the gas reserves.

Mr. Tor Meling
Glori Energy, Inc.
February 9, 2015

All the proved reserves in this report are attributable to producing wells; therefore, they are classified as PDP. As requested, probable and possible reserves that may exist for these properties have not been included. This report does not include any value that could be attributable to interests in undeveloped acreage.

The future income values shown in Table 1, or in other portions of this report, are not intended to represent an estimate of fair market value. The estimates of reserves and future revenue have not been adjusted for risk.

Glori indicated their estimate of total proved reserves for properties not included in this report was
15 MBO. Therefore, the PDP oil reserves in this report (1,387 MBO) comprise over 98.9 percent of
Glori’s total proved oil reserves.

Cash Flow Projections

A summary projection of total PDP net reserves and future net cash flow is attached to this report. Cash flow projections for each individual PDP property included in this report follow this summary. Also included is a table listing all properties which provides information for individual wells regarding field, reservoir, gross and net remaining reserves, net revenue, operating expense including tax, investment, undiscounted net income, and net income discounted at 10.0 percent.

Prices used in this report are based on the 12-month unweighted arithmetic average of the first-day-of- the-month price for each month in the period January through December 2014. The average West Texas Intermediate spot price was $94.99 per barrel. The average Henry Hub spot price was
$4.30 per MMBTU. All prices were held constant for the life of the property. Product prices were adjusted for quality, energy content, transportation fees, and regional price differentials.

Based on the revenue statements provided by Glori, the 2014 realized gas price for the Coke field was
85 percent of Henry Hub. Quitman has no gas sales. The oil differential for both the Coke and Quitman field is zero. Effective August, 2014, Glori signed a contract with Lion Oil Trading and Transportation to sell all oil produced from these properties at the “CMA (calculated monthly average) NYMEX plus $0.00”. The contract will “continue month to month unless terminated by either party”. After applying appropriate product differentials, the average realized oil and gas price for 2015, for all properties, was $94.99 per barrel and $3.65 per MCF.

Operating expenses for each of the properties were calculated using monthly information Glori provided from April thru November, 2014. Operating statements, prior to Glori acquiring the properties from Petro Hunt, were not available. The operating costs included district overhead and recurring workover expense. The operating costs, which were applied as a fixed $/well/month, were held constant for the life of each property.

Cash flow is defined as revenue after deduction of state severance tax, ad valorem tax, operating cost, and capital cost. The environmental consequences, if any, caused by Glori or any other operator have not been considered, nor has the cost to restore the property to acceptable conditions, as may be

Mr. Tor Meling
Glori Energy, Inc.
February 9, 2015

required by regulation, been taken into account. All economic projections are before federal income taxes and do not include any debt service incurred by Glori.

None of the values are intended to represent an estimate of fair market value. None of the values have been adjusted for risk.

The working and revenue interests evaluated in this report were provided by Glori. These projections are based on Glori receiving the net revenue interest share of estimated future gross production. The estimates of reserves and future revenues do not include adjustments for the settlement of any historical production imbalances.

Reserve Methodology

The reserves in this report have been estimated using deterministic methods, and have been prepared in accordance with the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (SPE Standards). We have used all assumptions, data, methods and procedures considered necessary and appropriate to prepare this report.

Estimates of remaining reserves for all the properties in this report were prepared using performance trend analysis of production data. PDP reserves are attributable to mature producing properties with identifiable decline trends; therefore, the deliverability forecasts are based on these historical performance trends. Future production volumes were forecasted after evaluating graphs of rate vs time, rate vs cumulative production, and percent water production.

Property Discussion

All the properties in this report are located in the Coke and Quitman fields in Wood County, Texas. The Coke Field properties produce from the Paluxy, Sub-Clarksville, and Hill reservoirs. The Quitman Field properties produce from the Paluxy reservoir.

Coke Field - Over 90 percent of the total PDP value presented in this report is attributable to 12 leases (21 wells) producing from the Paluxy reservoir at a depth of 6,300 feet. The top value lease contributes 25 percent of the value. The top four leases comprise 72 percent of the company’s total PDP value.

Current production for all 12 Paluxy leases averages about 435 BOPD, 57,900 BWPD, and 25 MCFD. The Paluxy reservoir has produced with a natural water drive since discovery in 1942; therefore, present water-cut for most of the producing wells is greater than 99 percent. Most of the wells are on electric submersible pumps (ESP) to handle the high produced water volumes. Glori operates most of the active leases in the Paluxy and has a working interest of 100 percent in all the wells they operate. Net revenue interest for the majority of these leases exceeds 87.5 percent.

Production from the other three leases (four wells) in the Coke field is from the Sub-Clarksville and
Hill reservoirs. These wells are marginal producers and have insignificant value.

Mr. Tor Meling
Glori Energy, Inc.
February 9, 2015

Quitman Field - About 10 percent of the total PDP value presented in this report is attributable to three leases (five wells) producing from the Paluxy reservoir in Quitman Field. The top value lease in this field contributes 9.5 percent of the company's value.

Glori operates all five wells which are producing a total of 98 BOPD and more than 1,300 BWPD. No gas sales were reported.

Professional Guidelines

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids, which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years, from known reservoirs under expected economic and operating conditions. Reserves are considered proved if economic productivity is supported by either actual production or conclusive formation tests.

The reserves included in this report are estimates only and should not be construed as being exact quantities. Governmental policies, uncertainties of supply and demand, the prices actually received for the reserves, and the costs incurred in recovering such reserves, may vary from the price and cost assumptions in this report. Estimated reserves using price escalations may vary from values obtained using constant price scenarios. Our estimates are based upon the assumption that the properties will be operated in a prudent manner and that no government regulations and controls will be instituted that would impact the ability to recover the reserves. In any case, estimates of reserves and revenues may increase or decrease as a result of future operations.

Cobb & Associates has not examined titles to the appraised properties nor has the actual degree of interest owned been independently confirmed. The data used in our evaluation were obtained from Glori Energy, public record sources, and the non-confidential files of Cobb & Associates and were considered accurate. Supporting work data are on file in our office.

We have not made a field examination of the properties; therefore, operating ability and condition of the production equipment have not been considered. No consideration was given in this report to potential environmental liabilities which may exist, nor were any costs included for potential liability to restore and clean up damages, if any, caused by past operating practices.

In evaluating available information concerning this appraisal, we have excluded from our consideration all matters as to which legal or accounting interpretation, rather than engineering, may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering data and conclusions necessarily represent only informed professional judgments.

Cobb & Associates is an independent consulting firm. None of our employees own an interest in these properties. Our compensation is not contingent on the results obtained or reported. The technical persons responsible for preparing the estimates presented in this report meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards.

Mr. Tor Meling
Glori Energy, Inc.
February 9, 2015

This report was prepared by an officer of the firm who is a licensed professional engineer with more than 30 years of experience in the estimation, assessment, and evaluation of oil and gas reserves.

This report has been prepared for the exclusive use of Glori and may not be used by others without prior written consent. We appreciate the opportunity to be of service to you. If you have questions regarding this report, please contact us.

Sincerely,

WILLIAM M. COBB & ASSOCIATES, INC. Texas Registered Engineering Firm F-84

Fred Duewall, P.E. Senior Vice President

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Proved Producing Rsv Class % Category
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00
Case Type:	TOTAL CASE	All Cases

		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu
Cum Oil (Mbbl):	46,799.52
Cum Gas (MMcf):	13,509.29

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	174.95	9.45	152.44	5.03	94.99	3.65	14,479.69	18.34	0.00
2016	156.95	8.95	136.79	4.75	94.99	3.65	12,993.39	17.33	0.00
2017	139.88	8.44	121.95	4.47	94.99	3.65	11,583.12	16.32	0.00
2018	127.69	7.99	111.66	4.23	94.99	3.65	10,606.25	15.43	0.00
2019	117.19	7.58	102.84	4.00	94.99	3.65	9,768.57	14.61	0.00
2020	109.84	7.21	96.42	3.81	94.99	3.65	9,158.59	13.89	0.00
2021	102.03	6.83	89.59	3.60	94.99	3.65	8,509.61	13.15	0.00
2022	89.79	5.81	78.50	2.98	94.99	3.65	7,456.27	10.89	0.00
2023	72.64	4.57	63.45	2.24	94.99	3.65	6,027.12	8.19	0.00
2024	60.59	3.95	53.10	2.14	94.99	3.65	5,043.34	7.82	0.00
2025	51.16	3.36	44.84	2.04	94.99	3.65	4,259.13	7.43	0.00
2026	48.78	3.20	42.76	1.94	94.99	3.65	4,061.09	7.08	0.00
2027	46.52	3.05	40.77	1.85	94.99	3.65	3,872.50	6.74	0.00
2028	44.48	2.91	38.98	1.76	94.99	3.65	3,702.79	6.44	0.00
2029	42.30	2.77	37.07	1.68	94.99	3.65	3,521.42	6.12	0.00

Rem	193.75	10.84	175.42	6.98	94.99	3.65	16,661.88	25.48	0.00
Total	1,578.55	96.93	1,386.58	53.51	94.99	3.65	131,704.76	195.25	0.00
Ult	48,378.07	13,606.22

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	22.00	668.68	469.01	0.00	0.00	5,982.08	0.00	0.00	7,378.26	7,048.40
2016	22.00	600.11	420.90	0.00	0.00	5,957.75	0.00	0.00	6,031.96	12,285.53
2017	19.00	535.04	375.24	0.00	0.00	5,690.09	0.00	0.00	4,999.07	16,229.98
2018	19.00	489.95	343.61	0.00	0.00	5,569.22	0.00	0.00	4,218.89	19,256.13
2019	18.00	451.29	316.49	0.00	0.00	5,430.76	0.00	0.00	3,584.65	21,593.57
2020	18.00	423.12	296.73	0.00	0.00	5,386.05	0.00	0.00	3,066.57	23,411.55
2021	17.00	393.16	275.71	0.00	0.00	5,257.15	0.00	0.00	2,596.73	24,810.56
2022	17.00	344.45	241.56	0.00	0.00	4,663.80	0.00	0.00	2,217.36	25,896.80
2023	12.00	278.38	195.24	0.00	0.00	3,660.85	0.00	0.00	1,900.84	26,743.21
2024	11.00	233.01	163.41	0.00	0.00	2,986.69	0.00	0.00	1,668.06	27,418.53
2025	8.00	196.84	138.02	0.00	0.00	2,477.57	0.00	0.00	1,454.12	27,953.52
2026	8.00	187.69	131.61	0.00	0.00	2,477.57	0.00	0.00	1,271.30	28,378.78
2027	8.00	178.97	125.49	0.00	0.00	2,477.57	0.00	0.00	1,097.21	28,712.47
2028	8.00	171.13	119.99	0.00	0.00	2,477.57	0.00	0.00	940.54	28,972.58
2029	8.00	162.75	114.12	0.00	0.00	2,477.57	0.00	0.00	773.10	29,166.90

Rem.		769.79	539.84	0.00	0.00	11,773.25	0.00	0.00	3,604.49	588.45
Total		6,084.37	4,266.97	0.00	0.00	74,745.53	0.00	0.00	46,803.15	29,755.35

		Present Worth Profile (M$)
		PW	5.00%:	36,233.44
Disc. Initial Invest. (M$) :	0.00	PW	8.00%:	32,015.53
ROInvestment (disc/undisc)	0.00 / 0.00	PW	10.00%:	29,755.35
Years to Payout :	0.00	PW	12.00%:	27,826.15
Internal ROR (%) :	0.00	PW	15.00%:	25,411.29
		PW	20.00%:	22,302.83

TRC Eco Detailed.rpt	1

GLORI ENERGY, INC.
Oneline Report
As of 1/1/2015

				Gross Reserves		Net Reserves		Net Revenue		Expense & Tax (M$)		Cash Flow		% Disc. Net Income
Case Name	Field	Reservoir	Rsv Cat	Oil (Mbbl)	GAS (Mbbl)	Oil (Mbbl)	GAS (MMcf)	Oil (M$)	Gas (M$)		Invest (M$)	Non-Disc (M$)	Disc 10% (M$)
BLALOCK JJ 1R	QUITMAN	PALUXY	1PDP	54.7	0.0	47.9	0.0	4,547.8	0.0	1,353.6	0.0	3,194.1	2,817.3	9.5%
BLALOCK VC 7 (Paluxy)	QUITMAN	PALUXY	1PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0%
CLARK JM 1R, 2, 4	COKE	PALUXY	1PDP	163.7	9.8	143.3	0.0	13,606.7	0.0	11,068.6	0.0	2,538.1	1,937.3	6.5%
COKE SUB CLARKSVILLE UNIT	COKE	SUB-CLARKSVILLE	1PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0%
COKE UNIT -A- 2	COKE	HILL	1PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0%
COKE UNIT -A- 6 (Rodessa)	COKE	HILL	1PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0%
CONNER B 1R, 3D-SWD	COKE	PALUXY	1PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0%
DARBY LC -A- 1R, 2	COKE	PALUXY	1PDP	314.0	20.4	304.1	14.2	28,888.9	51.9	16,229.8	0.0	12,711.1	7,526.6	25.3%
DARBY LC -B- 1, 6 ,7	COKE	PALUXY	1PDP	96.3	9.6	90.4	6.1	8,582.5	22.4	7,189.9	0.0	1,415.0	1,139.2	3.8%
FAULK EL 1R	COKE	PALUXY	1PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0%
FOSTER UNIT 1, 2	COKE	PALUXY	1PDP	253.5	17.7	221.8	9.5	21,066.6	34.6	13,508.1	0.0	7,593.1	4,814.6	16.2%
KENNEMER CB 1R, 4R, 6	COKE	PALUXY	1PDP	298.5	22.4	239.0	12.9	22,703.8	47.1	15,427.4	0.0	7,323.5	4,905.1	16.5%
KENNEMER JD 1-R	COKE	PALUXY	1PDP	240.7	10.6	210.9	6.9	20,032.5	25.1	11,058.9	0.0	8,998.7	4,173.4	14.0%
MCCREIGHT GA 1	COKE	PALUXY	1PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0%
RADNEY 1, 2, 3	COKE	PALUXY	1PDP	17.7	0.0	12.7	0.0	1,206.7	0.0	1,011.1	0.0	195.6	175.6	0.6%
ROBERTSON JM 3, 4	COKE	PALUXY	1PDP	74.6	6.3	65.3	3.9	6,203.4	14.2	4,892.8	0.0	1,324.8	1,065.4	3.6%
SKEEN-CL 1	COKE	PALUXY	1PDP	57.1	0.0	44.5	0.0	4,228.2	0.0	2,747.1	0.0	1,481.2	1,174.5	3.9%
WHITE SJ ETAL 1,11,15,2,3,4,5	QUITMAN	PALUXY	1PDP	7.7	0.0	6.7	0.0	637.7	0.0	609.7	0.0	28.0	26.3	0.1%
		TOTAL 1PDP		1,578.6	96.9	1,386.6	53.5	131,704.8	195.3	85,096.9	0.0	46,803.1	29,755.4

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	BLALOCK JJ 1R - 1R
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	QUITMAN
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	65.24
Cum Gas (MMcf):	6.86

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	22.32	0.00	19.53	0.00	94.99	0.00	1,855.08	0.00	0.00
2016	13.26	0.00	11.61	0.00	94.99	0.00	1,102.43	0.00	0.00
2017	8.24	0.00	7.21	0.00	94.99	0.00	684.76	0.00	0.00
2018	5.35	0.00	4.68	0.00	94.99	0.00	444.68	0.00	0.00
2019	3.60	0.00	3.15	0.00	94.99	0.00	298.90	0.00	0.00
2020	1.95	0.00	1.70	0.00	94.99	0.00	161.91	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	54.72	0.00	47.88	0.00	94.99	0.00	4,547.76	0.00	0.00
Ult	119.96	6.86

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	1.00	85.49	60.01	0.00	0.00	173.60	0.00	0.00	1,535.97	1,471.97
2016	1.00	50.81	35.66	0.00	0.00	173.60	0.00	0.00	842.36	2,205.72
2017	1.00	31.56	22.15	0.00	0.00	173.60	0.00	0.00	457.45	2,567.99
2018	1.00	20.49	14.39	0.00	0.00	173.60	0.00	0.00	236.20	2,738.16
2019	1.00	13.77	9.67	0.00	0.00	173.60	0.00	0.00	101.85	2,805.02
2020	1.00	7.46	5.24	0.00	0.00	128.90	0.00	0.00	20.31	2,817.34

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		209.59	147.12	0.00	0.00	996.92	0.00	0.00	3,194.14	2,817.34

Major Phase:	Oil		Abandonment Date:	9/30/2020
Perfs:	6188-6322		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	2,430.00	bbl/month	Revenue Int:	0.87500000	PW	5.00%:	2,990.98
Abandonment:	188.92	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	2,883.66
Initial Decline:	44.00	% year b = 0.200	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	2,817.34
Beg ratio:	0.000		Years to Payout:	0.00	PW	12.00%:	2,754.79
End Ratio:	0.000		Internal ROR (%):	0.00	PW	15.00%:	2,667.37
					PW	20.00%:	2,536.63

TRC Eco Detailed.rpt	2

Date: 01/30/2015 10:18:28AM
ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	BLALOCK JJ VC 7 (Paluxy)
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	QUITMAN
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	2.61
Cum Gas (MMcf):	—

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
NON-ECONOMIC
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	2.61	0.00

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase:	Oil		Abandonment Date:	1/1/2015
Perfs:	0-0		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	105.00	bbl/month	Revenue Int:	0.84765620	PW	5.00%:	0.00
Abandonment:	105.00	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	0.00
Initial Decline:	10.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	0.00
Beg ratio:	0.000		Years to Payout:	0.00	PW	12.00%:	0.00
End Ratio:	0.000		Internal ROR (%):	0.00	PW	15.00%:	0.00
					PW	20.00% :	0.00

TRC Eco Detailed.rpt	3

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	CLARK JM 1R, 2, 4-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	3,949.58
Cum Gas (MMcf):	116.73

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	20.80	1.25	18.20	0.00	94.99	0.00	1,728.99	0.00
2016	19.92	1.20	17.43	0.00	94.99	0.00	1,655.66	0.00	0.00
2017	18.97	1.14	16.60	0.00	94.99	0.00	1,576.78	0.00	0.00
2018	18.12	1.09	15.85	0.00	94.99	0.00	1,505.87	0.00	0.00
2019	17.30	1.04	15.14	0.00	94.99	0.00	1,438.15	0.00	0.00
2020	16.57	0.99	14.50	0.00	94.99	0.00	1,377.16	0.00	0.00
2021	15.78	0.95	13.81	0.00	94.99	0.00	1,311.55	0.00	0.00
2022	15.07	0.90	13.19	0.00	94.99	0.00	1,252.57	0.00	0.00
2023	14.39	0.86	12.59	0.00	94.99	0.00	1,196.24	0.00	0.00
2024	6.78	0.41	5.93	0.00	94.99	0.00	563.71	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	163.72	9.82	143.25	0.00	94.99	0.00	13,606.68	0.00	0.00
Ult	4,113.30	126.56

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	3.00	79.68	55.93	0.00	0.00	1,054.69	0.00	0.00	538.68	514.12
2016	3.00	76.30	53.56	0.00	0.00	1,054.69	0.00	0.00	471.10	922.96
2017	3.00	72.67	51.01	0.00	0.00	1,054.69	0.00	0.00	398.41	1,237.20
2018	3.00	69.40	48.72	0.00	0.00	1,054.69	0.00	0.00	333.07	1,476.06
2019	3.00	66.28	46.52	0.00	0.00	1,054.69	0.00	0.00	270.66	1,652.55
2020	3.00	63.47	44.55	0.00	0.00	1,054.69	0.00	0.00	214.45	1,779.75
2021	3.00	60.44	42.43	0.00	0.00	1,054.69	0.00	0.00	153.99	1,862.76
2022	3.00	57.73	40.52	0.00	0.00	1,054.69	0.00	0.00	99.63	1,911.62
2023	3.00	55.13	38.70	0.00	0.00	1,054.69	0.00	0.00	47.72	1,932.93
2024	3.00	25.98	18.24	0.00	0.00	509.12	0.00	0.00	10.37	1,937.25

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		627.07	440.18	0.00	0.00	10,001.35	0.00	0.00	2,538.09	1,937.25

Major Phase:	Oil		Abandonment Date:	6/26/2024
Perfs:	4572-6368		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	1,775.00	bbl/month	Revenue Int:	0.87500000	PW	5.00%:	2,198.88
Abandonment:	1146.83	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	2,034.21
Initial Decline:	4.50	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	1,937.25
Beg ratio:	0.060		Years to Payout:	0.00	PW	12.00%:	1,849.10
End Ratio:	0.060		Internal ROR (%):	0.00	PW	15.00%:	1,731.10
					PW	20.00%:	1,565.54

TRC Eco Detailed.rpt	4

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	COKE SUB CLASKSVILLE UNIT-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	SUB-CLARKSVILLE
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	2,549.27
Cum Gas (MMcf):	20.62

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
NON-ECONOMIC
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	2,549.27	20.62

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase:	Oil		Abandonment Date:	1/1/2015
Perfs:	4022-6345		Working Int:	0.87819150	Present Worth Profile (M$)
Initial Rate:	650.00	bbl/month	Revenue Int:	0.76731104	PW	5.00%:	0.00
Abandonment:	650.00	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	0.00
Initial Decline:	2.85	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	0.00
Beg ratio:	0.110		Years to Payout:	0.00	PW	12.00%:	0.00
End Ratio:	0.110		Internal ROR (%):	0.00	PW	15.00%:	0.00
					PW	20.00% :	0.00

TRC Eco Detailed.rpt	5

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	COKE UNIT-A-2-2
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	HILL
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	157.54
Cum Gas (MMcf):	7,312.90

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
NON-ECONOMIC
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	157.54	7,312.90

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase:	Gas		Abandonment Date:	1/1/2015
Perfs:	7979-8016		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	8,000.00	bbl/month	Revenue Int:	0.84912960	PW	5.00%:	0.00
Abandonment:	8000.00	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	0.00
Initial Decline:	8.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	0.00
Beg ratio:	0.007		Years to Payout:	0.00	PW	12.00%:	0.00
End Ratio:	0.007		Internal ROR (%):	0.00	PW	15.00%:	0.00
					PW	20.00% :	0.00

TRC Eco Detailed.rpt	6

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	COKE UNIT-A-6 (Rodessa)-2R
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	HILL (Rodessa)
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	13.67
Cum Gas (MMcf):	830.80

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
NON-ECONOMIC
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	13.67	830.80

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase:	Gas		Abandonment Date:	1/1/2015
Perfs:	8071-8096		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month	Revenue Int:	0.87611610	PW	5.00%:	0.00
Abandonment:	0.00	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	0.00
Initial Decline:	0.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	0.00
Beg ratio:	0.000		Years to Payout:	0.00	PW	12.00%:	0.00
End Ratio:	0.000		Internal ROR (%):	0.00	PW	15.00%:	0.00
					PW	20.00% :	0.00

TRC Eco Detailed.rpt	7

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	CONNER B 1R, 3D-SWD-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	2,757.90
Cum Gas (MMcf):	289.31

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
NON-ECONOMIC
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	2,757.90	289.31

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase:	Oil		Abandonment Date:	1/1/2015
Perfs:	3508-6285		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	435.00	bbl/month	Revenue Int:	0.87500000	PW	5.00%:	0.00
Abandonment:	435.00	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	0.00
Initial Decline:	4.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	0.00
Beg ratio:	0.090		Years to Payout:	0.00	PW	12.00%:	0.00
End Ratio:	0.090		Internal ROR (%):	0.00	PW	15.00%:	0.00
					PW	20.00% :	0.00

TRC Eco Detailed.rpt	8

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	DARBY LC-A-1R, 2-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	2,901.44
Cum Gas (MMcf):	386.61

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	24.30	1.58	23.54	1.10	94.99	3.65	2,236.40	4.02	0.00
2016	22.74	1.48	22.02	1.03	94.99	3.65	2,092.03	3.76	0.00
2017	21.21	1.38	20.55	0.96	94.99	3.65	1,951.99	3.51	0.00
2018	19.90	1.29	19.28	0.90	94.99	3.65	1,831.41	3.29	0.00
2019	18.72	1.22	18.13	0.85	94.99	3.65	1,722.53	3.10	0.00
2020	17.69	1.15	17.14	0.80	94.99	3.65	1,628.16	2.93	0.00
2021	16.67	1.08	16.15	0.76	94.99	3.65	1,533.82	2.76	0.00
2022	15.78	1.03	15.29	0.72	94.99	3.65	1,451.90	2.61	0.00
2023	14.96	0.97	14.50	0.68	94.99	3.65	1,376.88	2.48	0.00
2024	14.25	0.93	13.80	0.65	94.99	3.65	1,311.16	2.36	0.00
2025	13.50	0.88	13.08	0.61	94.99	3.65	1,242.16	2.23	0.00
2026	12.82	0.83	12.42	0.58	94.99	3.65	1,180.09	2.12	0.00
2027	12.18	0.79	11.80	0.55	94.99	3.65	1,121.13	2.02	0.00
2028	11.61	0.75	11.24	0.53	94.99	3.65	1,067.95	1.92	0.00
2029	11.00	0.71	10.65	0.50	94.99	3.65	1,011.75	1.82	0.00
Rem	66.61	4.33	64.53	3.02	94.99	3.65	6,129.57	11.02	0.00
Total	313.95	20.41	304.14	14.23	94.99	3.65	28,888.92	51.94	0.00
Ult	3,215.39	407.02

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	2.00	103.37	72.48	0.00	0.00	621.07	0.00	0.00	1,443.50	1,377.75
2016	2.00	96.69	67.80	0.00	0.00	621.07	0.00	0.00	1,310.22	2,514.57
2017	2.00	90.22	63.26	0.00	0.00	621.07	0.00	0.00	1,180.95	3,445.95
2018	2.00	84.65	59.35	0.00	0.00	621.07	0.00	0.00	1,069.63	4,212.88
2019	2.00	79.62	55.82	0.00	0.00	621.07	0.00	0.00	969.11	4,844.61
2020	2.00	75.25	52.77	0.00	0.00	621.07	0.00	0.00	881.99	5,367.28
2021	2.00	70.89	49.71	0.00	0.00	621.07	0.00	0.00	794.91	5,795.45
2022	2.00	67.11	47.05	0.00	0.00	621.07	0.00	0.00	719.27	6,147.68
2023	2.00	63.64	44.62	0.00	0.00	621.07	0.00	0.00	650.02	6,437.08
2024	2.00	60.60	42.49	0.00	0.00	621.07	0.00	0.00	589.35	6,675.63
2025	2.00	57.41	40.26	0.00	0.00	621.07	0.00	0.00	525.65	6,869.02
2026	2.00	54.54	38.24	0.00	0.00	621.07	0.00	0.00	468.35	7,025.68
2027	2.00	51.82	36.33	0.00	0.00	621.07	0.00	0.00	413.92	7,151.56
2028	2.00	49.36	34.61	0.00	0.00	621.07	0.00	0.00	364.83	7,252.43
2029	2.00	46.76	32.79	0.00	0.00	621.07	0.00	0.00	312.94	7,331.08
Rem.		283.31	198.65	0.00	0.00	4,642.21	0.00	0.00	1,016.42	195.57
Total		1,335.27	936.24	0.00	0.00	13,958.29	0.00	0.00	12,711.07	7,526.65

Major Phase:	Oil		Abandonment Date:	6/24/2037
Perfs:	6278-6328		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	2,100.00	bbl/month	Revenue Int:	0.96875000	PW	5.00%:	9,493.30
Abandonment:	608.86	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	8,209.25
Initial Decline:	7.00	% year b = 0.633	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	7,526.65
Beg ratio:	0.065		Years to Payout:	0.00	PW	12.00%:	6,949.05
End Ratio:	0.065		Internal ROR (%):	0.00	PW	15.00%:	6,234.99
					PW	20.00%:	5,335.28

TRC Eco Detailed.rpt	9

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	DARBY LC-B-1, 6, 7-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	4,172.77
Cum Gas (MMcf):	582.00

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	15.20	1.52	14.25	0.97	94.99	3.65	1,353.98	3.54	0.00
2016	14.48	1.45	13.58	0.92	94.99	3.65	1,289.76	3.37	0.00
2017	13.71	1.37	12.86	0.87	94.99	3.65	1,221.88	3.19	0.00
2018	13.03	1.30	12.22	0.83	94.99	3.65	1,160.83	3.03	0.00
2019	12.38	1.24	11.61	0.79	94.99	3.65	1,102.82	2.88	0.00
2020	11.79	1.18	11.06	0.75	94.99	3.65	1,050.52	2.74	0.00
2021	11.17	1.12	10.48	0.71	94.99	3.65	995.23	2.60	0.00
2022	4.57	0.46	4.29	0.29	94.99	3.65	407.44	1.06	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	96.33	9.63	90.36	6.14	94.99	3.65	8,582.45	22.42	0.00
Ult	4,269.09	591.63

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	3.00	62.66	43.92	0.00	0.00	877.97	0.00	0.00	372.97	356.03
2016	3.00	59.69	41.83	0.00	0.00	877.97	0.00	0.00	313.64	628.29
2017	3.00	56.55	39.63	0.00	0.00	877.97	0.00	0.00	250.92	826.27
2018	3.00	53.73	37.65	0.00	0.00	877.97	0.00	0.00	194.51	965.83
2019	3.00	51.04	35.77	0.00	0.00	877.97	0.00	0.00	140.93	1,057.78
2020	3.00	48.62	34.07	0.00	0.00	877.97	0.00	0.00	92.60	1,112.79
2021	3.00	46.06	32.28	0.00	0.00	877.97	0.00	0.00	41.52	1,135.25
2022	3.00	18.86	13.22	0.00	0.00	368.52	0.00	0.00	7.97	1,139.24

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		397.21	278.37	0.00	0.00	6,514.30	0.00	0.00	1,414.99	1,139.24

Major Phase:	Oil		Abandonment Date:	6/4/2022
Perfs:	62270-6335		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	1,300.00	bbl/month	Revenue Int:	0.93802090	PW	5.00%:	1,262.25
Abandonment:	888.26	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	1,185.40
Initial Decline:	5.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	1,139.24
Beg ratio:	0.100		Years to Payout:	0.00	PW	12.00%:	1,096.63
End Ratio:	0.100		Internal ROR (%):	0.00	PW	15.00%:	1,038.60
					PW	20.00%:	955.08

TRC Eco Detailed.rpt	10

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	FAULK EL 1R-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	3,338.49
Cum Gas (MMcf):	249.85

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
NON-ECONOMIC
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	3,338.49	249.85

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase:	Oil		Abandonment Date:	1/1/2015
Perfs:	6260-6348		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month	Revenue Int:	0.87611610	PW	5.00%:	0.00
Abandonment:	0.00	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	0.00
Initial Decline:	0.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	0.00
Beg ratio:	0.000		Years to Payout:	0.00	PW	12.00%:	0.00
End Ratio:	0.000		Internal ROR (%):	0.00	PW	15.00%:	0.00
					PW	20.00% :	0.00

TRC Eco Detailed.rpt	11

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	FOSTER UNIT 1, 2-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	4,279.07
Cum Gas (MMcf):	489.17

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	21.04	1.47	18.41	0.79	94.99	3.65	1,748.79	2.87	0.00
2016	20.04	1.40	17.54	0.75	94.99	3.65	1,665.84	2.73	0.00
2017	18.99	1.33	16.61	0.71	94.99	3.65	1,578.17	2.59	0.00
2018	18.04	1.26	15.78	0.67	94.99	3.65	1,499.31	2.46	0.00
2019	17.14	1.20	15.00	0.64	94.99	3.65	1,424.40	2.34	0.00
2020	16.33	1.14	14.28	0.61	94.99	3.65	1,356.84	2.23	0.00
2021	15.47	1.08	13.53	0.58	94.99	3.65	1,285.43	2.11	0.00
2022	14.69	1.03	12.86	0.55	94.99	3.65	1,221.20	2.00	0.00
2023	13.96	0.98	12.21	0.52	94.99	3.65	1,160.18	1.90	0.00
2024	13.30	0.93	11.64	0.50	94.99	3.65	1,105.15	1.81	0.00
2025	12.60	0.88	11.02	0.47	94.99	3.65	1,046.99	1.72	0.00
2026	11.97	0.84	10.47	0.45	94.99	3.65	944.67	1.63	0.00
2027	11.37	0.80	9.95	0.42	94.99	3.65	944.97	1.55	0.00
2028	10.83	0.76	9.48	0.40	94.99	3.65	900.15	1.48	0.00
2029	10.26	0.72	8.98	0.38	94.99	3.65	852.78	1.40	0.00
Rem	27.45	1.92	24.02	1.03	94.99	3.65	2,281.77	3.74	0.00
Total	253.47	17.74	221.79	9.47	94.99	3.65	21,066.63	34.56	0.00
Ult	4,532.54	506.91

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	2.00	80.81	56.67	0.00	0.00	660.02	0.00	0.00	954.15	910.54
2016	2.00	76.98	53.98	0.00	0.00	660.02	0.00	0.00	877.59	1,671.90
2017	2.00	72.93	51.14	0.00	0.00	660.02	0.00	0.00	796.67	2,300.14
2018	2.00	69.28	48.58	0.00	0.00	660.02	0.00	0.00	723.88	2,819.14
2019	2.00	65.82	46.15	0.00	0.00	660.02	0.00	0.00	654.73	3,245.92
2020	2.00	62.70	43.97	0.00	0.00	660.02	0.00	0.00	592.38	3,596.97
2021	2.00	59.40	41.65	0.00	0.00	660.02	0.00	0.00	526.46	3,880.55
2022	2.00	56.43	39.57	0.00	0.00	660.02	0.00	0.00	467.18	4,109.35
2023	2.00	53.61	37.59	0.00	0.00	660.02	0.00	0.00	410.85	4,292.28
2024	2.00	51.07	35.81	0.00	0.00	660.02	0.00	0.00	360.06	4,438.06
2025	2.00	48.38	33.93	0.00	0.00	660.02	0.00	0.00	306.38	4,550.80
2026	2.00	45.96	32.23	0.00	0.00	660.02	0.00	0.00	258.09	4,637.14
2027	2.00	43.67	30.62	0.00	0.00	660.02	0.00	0.00	212.21	4,701.70
2028	2.00	41.60	29.17	0.00	0.00	660.02	0.00	0.00	170.84	4,748.97
2029	2.00	39.41	27.63	0.00	0.00	660.02	0.00	0.00	127.12	4,780.94
Rem.		105.44	73.94	0.00	0.00	1,951.68	0.00	0.00	154.45	33.68
Total		973.47	682.62	0.00	0.00	11,852.04	0.00	0.00	7,593.06	4,814.62

Major Phase:	Oil		Abandonment Date:	12/15/2032
Perfs:	0-6252		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	1,800.00	bbl/month	Revenue Int:	0.87500000	PW	5.00%:	5,316.44
Abandonment:	716.54	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	4,204.66
Initial Decline:	5.00	% year b - 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	4,814.62
Beg ratio:	0.070		Years to Payout:	0.00	PW	12.00%:	4,477.79
End Ratio:	0.070		Internal ROR (%):	0.00	PW	15.00%:	402.31
					PW	20.00%:	3,501.42

TRC Eco Detailed.rpt	12

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	KENNEMER CB 1R, 4R, 6-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	7,332.99
Cum Gas (MMcf):	744.49

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	27.80	2.09	22.26	1.20	94.99	3.65	2,114.27	4.39	0.00
2016	26.25	1.97	21.02	1.13	94.99	3.65	1,996.44	4.14	0.00
2017	24.70	1.85	19.77	1.07	94.99	3.65	1,878.18	3.90	0.00
2018	23.34	1.75	18.69	1.01	94.99	3.65	1,774.84	3.68	0.00
2019	22.09	1.66	17.68	0.95	94.99	3.65	1,679.80	3.48	0.00
2020	20.99	1.57	16.81	0.91	94.99	3.65	1,596.44	3.31	0.00
2021	19.87	1.49	15.91	0.86	94.99	3.65	1,511.03	3.13	0.00
2022	18.87	1.42	15.11	0.82	94.99	3.65	1,435.44	2.98	0.00
2023	17.93	1.34	14.36	0.78	94.99	3.65	1,363.71	2.83	0.00
2024	17.08	1.28	13.68	0.74	94.99	3.65	1,299.03	2.69	0.00
2025	16.18	1.21	12.96	0.70	94.99	3.65	1,230.66	2.55	0.00
2026	15.37	1.15	12.31	0.66	94.99	3.65	1,169.17	2.43	0.00
2027	14.61	1.10	11.69	0.63	94.99	3.65	1,110.75	2.30	0.00
2028	13.91	1.04	11.14	0.60	94.99	3.65	1,058.07	2.19	0.00
2029	13.18	0.99	10.55	0.57	94.99	3.65	1,002.38	2.08	0.00
Rem	6.36	0.48	5.09	0.27	94.99	3.65	483.55	1.00	0.00
Total	298.54	22.39	239.02	12.91	94.99	3.65	22,703.77	47.10	0.00
Ult	7,631.53	766.88

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	3.00	97.77	68.54	0.00	0.00	880.31	0.00	0.00	1,072.04	1,023.21
2016	3.00	92.32	64.72	0.00	0.00	880.31	0.00	0.00	963.24	1,859.01
2017	3.00	86.85	60.89	0.00	0.00	880.31	0.00	0.00	854.04	2,532.58
2018	3.00	82.07	57.54	0.00	0.00	880.31	0.00	0.00	758.61	3,076.54
2019	3.00	77.68	54.45	0.00	0.00	880.31	0.00	0.00	670.84	3,513.87
2020	3.00	73.82	51.75	0.00	0.00	880.31	0.00	0.00	593.87	3,865.85
2021	3.00	69.87	48.98	0.00	0.00	880.31	0.00	0.00	515.00	4,143.29
2022	3.00	66.38	46.53	0.00	0.00	880.31	0.00	0.00	445.20	4,361.34
2023	3.00	63.06	44.21	0.00	0.00	880.31	0.00	0.00	378.97	4,530.10
2024	3.00	60.07	42.11	0.00	0.00	880.31	0.00	0.00	319.24	4,659.38
2025	3.00	56.91	39.89	0.00	0.00	880.31	0.00	0.00	256.11	4,753.65
2026	3.00	54.06	37.90	0.00	0.00	880.31	0.00	0.00	199.32	4,820.36
2027	3.00	51.36	36.01	0.00	0.00	880.31	0.00	0.00	145.38	4,864.61
2028	3.00	48.93	34.30	0.00	0.00	880.31	0.00	0.00	96.73	4,891.42
2029	3.00	46.35	32.49	0.00	0.00	880.31	0.00	0.00	45.31	4,902.84
Rem.		22.36	15.68	0.00	0.00	436.90	0.00	0.00	9.62	2.26
Total		1,049.86	735.99	0.00	0.00	13,641.52	0.00	0.00	7,323.50	4,905.10

Major Phase:	Oil		Abandonment Date:	7/2/2030
Perfs:	6288-6372		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	2,390.00	bbl/month	Revenue Int:	0.80065680	PW	5.00%:	5,890.51
Abandonment:	1044.02	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	5,258.45
Initial Decline:	6.00	% year b = 0.500	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	4,905.10
Beg ratio:	0.075		Years to Payout:	0.00	PW	12.00%:	4,595.62
End Ratio:	0.075		Internal ROR (%):	0.00	PW	15.00%:	4,198.56
					PW	20.00%:	3,673.48

TRC Eco Detailed.rpt	13

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	KENNEMER JD 1-R-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	1,896.12
Cum Gas (MMcf):	177.22

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	12.05	0.53	10.56	0.34	94.99	3.65	1,002.61	1.25	0.00
2016	11.72	0.52	10.27	0.33	94.99	3.65	975.17	1.22	0.00
2017	11.33	0.50	9.93	0.32	94.99	3.65	943.31	1.18	0.00
2018	11.00	0.48	9.63	0.31	94.99	3.65	915.03	1.14	0.00
2019	10.67	0.47	9.34	0.30	94.99	3.65	887.60	1.11	0.00
2020	10.37	0.46	9.09	0.30	94.99	3.65	863.31	1.08	0.00
2021	10.03	0.44	8.79	0.29	94.99	3.65	835.11	1.04	0.00
2022	9.73	0.43	8.53	0.28	94.99	3.65	810.07	1.01	0.00
2023	9.44	0.42	8.27	0.27	94.99	3.65	785.79	0.98	0.00
2024	9.18	0.40	8.05	0.26	94.99	3.65	764.28	0.96	0.00
2025	8.88	0.39	7.78	0.25	94.99	3.65	739.31	0.92	0.00
2026	8.62	0.38	7.55	0.25	94.99	3.65	717.15	0.90	0.00
2027	8.36	0.37	7.32	0.24	94.99	3.65	695.65	0.87	0.00
2028	8.13	0.36	7.12	0.23	94.99	3.65	676.62	0.85	0.00
2029	7.86	0.35	6.89	0.22	94.99	3.65	654.51	0.82	0.00
Rem	93.33	4.11	81.77	2.66	94.99	3.65	7,767.00	9.72	0.00
Total	240.71	10.59	210.90	6.87	94.99	3.65	20,032.52	25.06	0.00
Ult	2,136.83	187.81

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	1.00	46.30	32.47	0.00	0.00	316.16	0.00	0.00	608.92	580.92
2016	1.00	45.03	31.59	0.00	0.00	316.16	0.00	0.00	583.61	1,087.07
2017	1.00	43.56	30.55	0.00	0.00	316.16	0.00	0.00	554.21	1,523.99
2018	1.00	42.26	29.64	0.00	0.00	316.16	0.00	0.00	528.12	1,902.50
2019	1.00	40.99	28.75	0.00	0.00	316.16	0.00	0.00	502.81	2,230.14
2020	1.00	39.87	27.96	0.00	0.00	316.16	0.00	0.00	480.40	2,514.71
2021	1.00	38.56	27.05	0.00	0.00	316.16	0.00	0.00	454.37	2,759.37
2022	1.00	37.41	26.24	0.00	0.00	316.16	0.00	0.00	431.27	2,970.49
2023	1.00	36.29	25.45	0.00	0.00	316.16	0.00	0.00	408.87	3,152.46
2024	1.00	35.29	24.76	0.00	0.00	316.16	0.00	0.00	389.03	3,309.87
2025	1.00	34.14	23.95	0.00	0.00	316.16	0.00	0.00	365.99	3,444.47
2026	1.00	33.12	23.23	0.00	0.00	316.16	0.00	0.00	345.54	3,560.00
2027	1.00	32.12	22.53	0.00	0.00	316.16	0.00	0.00	325.70	3,659.01
2028	1.00	31.25	21.92	0.00	0.00	316.16	0.00	0.00	308.14	3,744.16
2029	1.00	30.23	21.20	0.00	0.00	316.16	0.00	0.00	287.74	3,816.44
Rem.		358.68	251.58	0.00	0.00	4,742.46	0.00	0.00	2,424.00	356.93
Total		925.09	648.86	0.00	0.00	9,484.92	0.00	0.00	8,998.70	4,173.38

Major Phase:	Oil		Abandonment Date:	12/31/2044
Perfs:	6330-6356		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	1,020.00	bbl/month	Revenue Int:	0.87616100	PW	5.00%:	5,778.11
Abandonment:	409.01	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	4,700.29
Initial Decline:	3.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	4,173.38
Beg ratio:	0.044		Years to Payout:	0.00	PW	12.00%:	3,751.53
End Ratio:	0.044		Internal ROR (%):	0.00	PW	15.00%:	3,259.16
					PW	20.00%:	2,681.90

TRC Eco Detailed.rpt	14

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	MCCREIGHT GA 1-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	1,716.64
Cum Gas (MMcf):	147.44

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
NON-ECONOMIC
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	1,716.64	147.44

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase:	Oil		Abandonment Date:	1/1/2015
Perfs:	4085-6387		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	153.00	bbl/month	Revenue Int:	0.87500000	PW	5.00%:	0.00
Abandonment:	153.00	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	0.00
Initial Decline:	2.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	0.00
Beg ratio:	0.287		Years to Payout:	0.00	PW	12.00%:	0.00
End Ratio:	0.287		Internal ROR (%):	0.00	PW	15.00%:	0.00
					PW	20.00% :	0.00

TRC Eco Detailed.rpt	15

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	RADNEY 1, 2, 3-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD (TX), TX
Cum Oil (Mbbl):	1,380.89
Cum Gas (MMcf):	0.19

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	5.69	0.00	4.08	0.00	94.99	0.00	387.35	0.00	0.00
2016	5.14	0.00	3.68	0.00	94.99	0.00	349.54	0.00	0.00
2017	4.61	0.00	3.30	0.00	94.99	0.00	313.71	0.00	0.00
2018	2.29	0.00	1.64	0.00	94.99	0.00	156.08	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	17.73	0.00	12.70	0.00	94.99	0.00	1,206.68	0.00	0.00
Ult	1,398.62	0.19

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	1.00	17.85	12.53	0.00	0.00	259.33	0.00	0.00	97.63	93.35
2016	1.00	16.11	11.31	0.00	0.00	259.33	0.00	0.00	62.79	148.00
2017	1.00	14.46	10.15	0.00	0.00	259.33	0.00	0.00	29.77	171.61
2018	1.00	7.19	5.05	0.00	0.00	138.47	0.00	0.00	5.37	175.57

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		55.61	39.04	0.00	0.00	916.46	0.00	0.00	195.57	175.57

Major Phase:	Oil		Abandonment Date:	7/16/2018
Perfs:	5120-8069		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	500.00	bbl/month	Revenue Int:	0.71656247	PW	5.00%:	184.92
Abandonment:	344.34	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	179.17
Initial Decline:	10.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	175.57
Beg ratio:	0.000		Years to Payout:	0.00	PW	12.00%:	172.15
End Ratio:	0.000		Internal ROR (%):	0.00	PW	15.00%:	167.31
					PW	20.00%:	159.95

TRC Eco Detailed.rpt	16

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	ROBERTSON JM 3, 4-0
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	2,143.23
Cum Gas (MMcf):	202.70

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	11.98	1.02	10.48	0.62	94.99	3.65	995.32	2.28	0.00
2016	11.10	0.94	9.71	0.58	94.99	3.65	922.49	2.11	0.00
2017	10.27	0.87	8.99	0.53	94.99	3.65	853.97	1.95	0.00
2018	9.58	0.81	8.38	0.50	94.99	3.65	795.83	1.82	0.00
2019	8.95	0.76	7.84	0.47	94.99	3.65	744.22	1.70	0.00
2020	8.42	0.72	7.37	0.44	94.99	3.65	699.99	1.60	0.00
2021	7.90	0.67	6.91	0.41	94.99	3.65	656.66	1.50	0.00
2022	6.44	0.55	5.63	0.34	94.99	3.65	534.94	1.22	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	74.64	6.34	65.31	3.89	94.99	3.65	6,203.41	14.18	0.00
Ult	2,217.87	209.04

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	2.00	46.04	32.27	0.00	0.00	561.07	0.00	0.00	358.21	342.10
2016	2.00	42.67	29.91	0.00	0.00	561.07	0.00	0.00	290.94	594.74
2017	2.00	39.50	27.69	0.00	0.00	561.07	0.00	0.00	227.66	774.43
2018	2.00	36.81	25.80	0.00	0.00	561.07	0.00	0.00	173.96	899.28
2019	2.00	34.43	24.13	0.00	0.00	561.07	0.00	0.00	126.29	981.70
2020	2.00	32.38	22.70	0.00	0.00	561.07	0.00	0.00	85.44	1,032.45
2021	2.00	30.38	21.29	0.00	0.00	561.07	0.00	0.00	45.43	1,056.99
2022	2.00	24.74	17.34	0.00	0.00	477.16	0.00	0.00	16.91	1,065.41

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		286.95	201.14	0.00	0.00	4,404.66	0.00	0.00	1,324.83	1,065.41

Major Phase:	Oil		Abandonment Date:	11/10/2022
Perfs:	6248-6428		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	1,040.00	bbl/month	Revenue Int:	0.87500000	PW	5.00%:	1,180.82
Abandonment:	608.73	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	1,108.66
Initial Decline:	8.00	% year b = 0.730	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	1,065.41
Beg ratio:	0.085		Years to Payout:	0.00	PW	12.00%:	1,025.54
End Ratio:	0.085		Internal ROR (%):	0.00	PW	15.00%:	971.34
					PW	20.00%:	893.52

TRC Eco Detailed.rpt	17

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	SKEEN-CL 1-1
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	COKE
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	1,334.34
Cum Gas (MMcf):	0.76

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	9.67	0.00	7.54	0.00	94.99	0.00	716.60	0.00	0.00
2016	8.73	0.00	6.81	0.00	94.99	0.00	646.66	0.00	0.00
2017	7.84	0.00	6.11	0.00	94.99	0.00	580.36	0.00	0.00
2018	7.05	0.00	5.50	0.00	94.99	0.00	522.36	0.00	0.00
2019	6.35	0.00	4.95	0.00	94.99	0.00	470.16	0.00	0.00
2020	5.73	0.00	4.47	0.00	94.99	0.00	424.27	0.00	0.00
2021	5.14	0.00	4.01	0.00	94.99	0.00	380.77	0.00	0.00
2022	4.63	0.00	3.61	0.00	94.99	0.00	342.72	0.00	0.00
2023	1.95	0.00	1.52	0.00	94.99	0.00	144.32	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	57.09	0.00	44.51	0.00	94.99	0.00	4,228.24	0.00	0.00
Ult	1,391.43	0.76

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	1.00	33.02	23.18	0.00	0.00	285.85	0.00	0.00	374.54	357.69
2016	1.00	29.80	20.92	0.00	0.00	285.85	0.00	0.00	310.09	626.94
2017	1.00	26.75	18.77	0.00	0.00	285.85	0.00	0.00	248.99	823.49
2018	1.00	24.07	16.90	0.00	0.00	285.85	0.00	0.00	195.54	963.84
2019	1.00	21.67	15.21	0.00	0.00	285.85	0.00	0.00	147.43	1,060.08
2020	1.00	19.55	13.73	0.00	0.00	285.85	0.00	0.00	105.14	1,122.52
2021	1.00	17.55	12.32	0.00	0.00	285.85	0.00	0.00	65.06	1,157.66
2022	1.00	15.79	11.09	0.00	0.00	285.85	0.00	0.00	29.99	1,172.44
2023	1.00	6.65	4.67	0.00	0.00	128.59	0.00	0.00	4.41	1,174.46

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		194.86	136.78	0.00	0.00	2,415.41	0.00	0.00	1,481.18	1,174.46

Major Phase:	Oil		Abandonment Date:	6/15/2023
Perfs:	0-6336		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	850.00	bbl/month	Revenue Int:	0.77979515	PW	5.00%:	1,310.10
Abandonment:	348.79	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	1,225.14
Initial Decline:	10.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	1,174.46
Beg ratio:	0.000		Years to Payout:	0.00	PW	12.00%:	1,127.94
End Ratio:	0.000		Internal ROR (%):	0.00	PW	15.00%:	1,064.96
					PW	20.00%:	975.73

TRC Eco Detailed.rpt	18

Date: 01/30/2015 10:18:28AM
		ECONOMIC SUMMARY PROJECTION
Project Name:	Glori - YE2014	As of Date:	01/01/2015	Case:	WHITE SL ETAL 1,11,15,2,3,4,5 - 11L
Partner:	GLORI ENERGY, INC.	Discount Rate (%):	10.00	Reserve Cat:	Proved Producing
Case Type:	LEASE CASE	All Cases		Field:	QUITMAN
Archive Set:	YE 2014			Operator:	GLORI ENERGY HOLDINGS INC.
		Oil Price: $94.99/Bbl Gas Price: $4.30/MMBtu		Reservoir:	PALUXY
				Co., State:	WOOD, TX
Cum Oil (Mbbl):	6,807.75
Cum Gas (MMcf):	1,951.64

Year	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
2015	4.09	0.00	3.58	0.00	94.99	0.00	340.33	0.00	0.00
2016	3.57	0.00	3.13	0.00	94.99	0.00	297.37	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.67	0.00	6.71	0.00	94.99	0.00	637.70	0.00	0.00
Ult	6,815.41	1,951.64

Year	Well Count	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2015	3.00	15.68	11.01	0.00	0.00	292.00	0.00	0.00	21.64	20.70
2016	3.00	13.70	9.62	0.00	0.00	267.66	0.00	0.00	6.38	26.33

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		29.39	20.63	0.00	0.00	559.66	0.00	0.00	28.02	26.33

Major Phase:	Oil		Abandonment Date:	11/30/2016
Perfs:	8324-8327		Working Int:	1.00000000	Present Worth Profile (M$)
Initial Rate:	350.00	bbl/month	Revenue Int:	0.87574150	PW	5.00%:	27.14
Abandonment:	317.23	bbl/month	Disc. Initial Invest. (M$):	0.00	PW	8.00%:	26.64
Initial Decline:	5.00	% year b = 0.000	ROInvestment (disc/undisc)	0.00/0.00	PW	10.00%:	26.33
Beg ratio:	0.000		Years to Payout:	0.00	PW	12.00%:	26.02
End Ratio:	0.000		Internal ROR (%):	0.00	PW	15.00%:	25.59
					PW	20.00%:	24.91

TRC Eco Detailed.rpt	19